UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

______________________________

PETRO RESOURCES CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

______________________________

DELAWARE	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard Suite 910 Houston, Texas 77056
(Address of principal executive offices)

(832) 369-6986
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

(a) On October 29, 2007, PRC Williston, LLC, the wholly-owned subsidiary of Petro Resources Corporation (the “Subsidiary”) entered into a letter agreement with D. B. Zwirn Special Opportunities Fund, L.P. (“Zwirn”), the effect of which is to amend that certain credit agreement dated February 16, 2007, as previously amended on August 14, 2007 and September 19, 2007 by and between the Subsidiary and certain lenders of which Zwirn served as administrative agent (the “Credit Agreement”).

The October 29, 2007 letter agreement between the Subsidiary and Zwirn (the “Amendment”) amends the Credit Agreement to provide that the Subsidiary is not required to comply with the requirements of Section 10.01 of the Credit Agreement with respect to the financial covenant ratios provided for therein for the fiscal quarter ending September 30, 2007.

A copy of the Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Credit Agreement was filed as an exhibit to the Company’s annual report on Form 10-KSB, filed with the Commission on April 2, 2007, and is incorporated herein by reference. A copy of the August 14, 2007 letter agreement amending the Credit Agreement was filed as an exhibit to the Company’s quarterly report on Form 10-QSB, filed with the Commission on August 14, 2007 and is incorporated herein by reference.  A copy of the September 19, 2007 letter agreement amending the Credit Agreement was filed as an exhibit to the Company’s current report on Form 8-K filed with the Commission on September 24, 2007 and is incorporated herein by reference.

Item 8.01 Other Events.

On November 2, 2007, Petro Resources Corporation (the “Registrant”) issued a press release announcing the closing of the public offering of 14,000,000 shares of the Registrant’s common stock at a price of $2.00 per share, which does not include the exercise by the underwriters of the offering of their option to purchase an additional 2,100,000 shares of the Registrant’s common stock.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1           Letter Agreement dated October 29, 2007, between PRC Williston, LLC and D. B. Zwirn Special Opportunities Fund, L.P.

Exhibit 99.1           Press release dated November 2, 2007 titled “Petro Resources Corporation Closes Public Common Stock Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PETRO RESOURCES CORPORATION

Date: November 2 , 2007	/s/ Wayne P. Hall
Wayne P. Hall
Chief Executive Officer